UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2006

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification
number)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Definitive Agreement

(a) On April 19, 2006, the Registrant’s shareholders approved the 2006 State Street Corporation Equity Incentive Plan (the “Plan”). The Plan provides for the grant of stock options, stock appreciation rights, restricted or unrestricted stock, stock units, performance awards and other awards convertible into or based on the Registrant’s common stock to eligible key employees and directors, as well as consultants and advisors. A committee of the Board of Directors, currently the Executive Compensation Committee (the “Administrator”), determines which employees will participate in the Plan, as well as the terms of grants. A maximum of 20 million shares of the Registrant’s common stock, plus up to 8 million additional shares from State Street’s 1997 Equity Incentive Plan that are either forfeited or never delivered, may be delivered for awards under the Plan, subject to adjustment to reflect stock splits and other similar events and any other event after which an adjustment is appropriate in the determination of the Administrator. No award may be made under the Plan after April 18, 2016, but awards previously granted may extend beyond that date.

The Plan limits awards to any person in any calendar year to stock options and stock appreciation rights covering in the case of each such type of award no more than 2 million shares and to no more than 2 million shares in the case of other awards. The Plan prohibits grants of stock options and stock appreciation rights at a price below the fair market value of the Registrant’s common stock on the date of grant. The Plan also prohibits repricing of stock options and stock appreciation rights other than in accordance with the applicable stockholder approval requirements of the New York Stock Exchange. Shares withheld to pay the exercise price or to satisfy tax withholding requirements, restricted stock that is forfeited and shares subject to an award that is exercised or satisfied, or that terminates or expires, without the delivery of the shares do not reduce the number of shares available for issuance under the Plan.

The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is attached hereto as Exhibit 10.1. For additional information about the Plan, refer to Item 3 (Approval of the 2006 Equity Incentive Plan) on pages 33-38 of the Registrant’s 2006 Proxy Statement, as filed with the Securities and Exchange Commission on March 13, 2006, which is incorporated herein by reference.

(b) On April 19, 2006, the Registrant’s shareholders approved the 2006 Senior Executive Annual Incentive Plan (“SEAIP”). The SEAIP, in which the Registrant’s executive officers participate, is a cash-based, pay-for-performance incentive program (except that certain portions of payments under the SEAIP may be made in the Registrant’s common stock pursuant to the Equity Incentive Plan). Payments under the SEAIP are intended to qualify as performance-based compensation exempt from the deduction limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Executive officers, as determined by the Executive Compensation Committee of Registrant’s Board of Directors (the “Committee”), are eligible to participate in the SEAIP. Awards under the SEAIP are based on corporate achievement of objectively determinable performance goals established by the Committee. The goals are based on any or any combination of the following determined on a consolidated basis or on the basis of one or more divisions, subsidiaries or business units:  earnings or earnings per share, return on equity, total shareholder return, revenue, market share, quality/service, organizational development, strategic initiatives, risk control, operating leverage, or expense. The SEAIP has a cap limiting each individual’s incentive payment to a maximum annual amount of $10,000,000. Under the SEAIP, the Committee’s discretion includes the discretion to reduce a participant’s incentive payment.

The foregoing description of the SEAIP is qualified in its entirety by reference to the actual terms of the SEAIP, which is attached hereto as Exhibit 10.2. For additional information about the SEAIP, refer to Item 4 (Approval of the Material Terms of the 2006 Senior Executive Annual Incentive Plan) on pages 38-40 of State Street’s 2006 Proxy Statement, as filed with the Securities and Exchange Commission on March 13, 2006, which is incorporated herein by reference.

(c)  On April 19, 2006 the Board of Directors of the Registrant (the “Board”) took the following action:

1.               Established the compensation of directors who are not employees of the Registrant or of State Street Bank and Trust Company for the 2006-2007 period, as follows:

•                  Annual retainer—$65,000, payable at their option in shares of the Registrant’s common stock or in cash;

•                  Meeting fees—$1,500 for each Board and committee meeting attended, payable in cash;

•                  A deferred stock award in an amount equal to $105,000 divided by the closing price of the Stock on April 18, 2006 (together with additional stock amounts to reflect dividend and distribution amounts paid during deferral);

•                  An additional annual retainer for the Lead Director of $25,000, payable in cash;

•                  An additional annual retainer for the Examining and Audit Committee Chair of $20,000, payable in cash;

•                  An additional annual retainer for each other Committee Chair of $10,000, payable in cash;

•                  An additional annual retainer for each member of the Examining and Audit Committee, other than the Chair, of $5,000, payable in cash; and

•                  A pro-rated annual retainer and deferred stock award for any director who may be elected to the Board prior to the 2007 Annual Meeting.

The directors may elect to defer either 50% or 100% of fees and compensation payable during any calendar year pursuant to the Registrant’s Deferred Compensation Plan for Directors (the “Directors’ Plan”), until after the director leaves the Board or attains a specified age. Under the Directors’ Plan, deferred cash amounts accrue interest during deferral at a rate equal to the effective yield on 360-day Treasury bills, and deferred stock amounts are adjusted to reflect dividend and distribution amounts paid during deferral.

The directors who are not employees also receive travel accident insurance and are entitled to receive reimbursement for travel expenses or to be provided transportation in attending Board meetings and functions, and complimentary parking at the Registrant’s headquarters building in Boston.

2.               Approved amendments to the State Street Corporation Deferred Compensation Plan for Directors (the “Directors’ Plan”) are effective January 1, 2007. As amended, in summary, the Directors’ Plan permits a director to elect to defer the receipt of 50% or 100% of his or her (i) retainers, (ii) meeting fees, and/or (iii) annual award of shares of the Registrant’s common stock, such election to be made consistent with Section 409A of the Internal Revenue Code, and the election to receive the stock award is subject to the Director’s certification of his or her compliance with stock ownership guidelines. Directors also may elect to receive all of their retainers in cash or shares of the Registrant’s common stock. Directors who elect to defer the cash payment of their retainers and/or meeting fees may also make notional investment elections with respect to such deferrals, with a choice of one or more of five notional investment fund returns, including one that tracks the performance of the Registrant’s common stock. To the extent amounts are deferred, they will be paid (i) on the date elected by the director, which date shall be the earlier of his or her termination of service on the Board and a date specified, and (ii) in the form elected by the director as either a lump sum or in installments over a two- to ten-year period.

Item 9.01.              Financial Statements and Exhibits.

(c)	The following exhibits are filed herewith:

10.1	2006 State Street Corporation Equity Incentive Plan (attached as Appendix B to the Registrant’s definitive proxy statement filed on March 13, 2006 and incorporated by reference herein)

10.2	2006 Senior Executive Annual Incentive Plan (attached as Appendix C to the Registrant’s definitive proxy statement filed on March 13, 2006 and incorporated by reference herein)

10.3

Descriptions of the 2006 State Street Corporation Equity Incentive Plan and the 2006 Senior Executive Annual Incentive Plan (from pages 33-40 of the Registrant’s definitive proxy statement filed on March 13, 2006 and incorporated by reference herein)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/ Pamela D. Garmley

Name: Pamela D. Garmley
Title: Executive Vice President and
Corporate Controller
Date: April 21, 2006